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                                                                   Exhibit 23.1



                                                    September 18, 1995
                                                    Munich, Germany


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our German report dated July 7, 1995 relating to the financial statements of tewi Verlag GmbH included herein.


Deloitte
& Touche GmbH
Wirtschaftsprufungsgesellschaft